UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

Spirit of Texas Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-38484	90-0499552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1836 Spirit of Texas Way
Conroe, Texas 77301
(Address of principal executive offices) (Zip Code)

(936) 521-1836

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	STXB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On June 15, 2021, the board of directors of Spirit of Texas Bancshares, Inc. (the “Company”) appointed Edward Poole to serve as Senior Vice President and Chief Accounting Officer of both the Company and its wholly-owned subsidiary, Spirit of Texas, SSB (the “Bank”), effective June 15, 2021. Mr. Poole is assuming the role of Chief Accounting Officer from Allison Johnson, who will continue to serve as Executive Vice President and Chief Financial Officer of the Company and the Bank.

Mr. Poole, age 40, has served as Vice President and Controller of the Company and the Bank since July 2017. Before joining the Company and the Bank, Mr. Poole served as interim chief executive officer of Audit Coordination Experts, Inc. from June 2016 to July 2017 and began his career with KPMG LLP, where he worked for nearly a decade and served as Senior Assurance Manager from 2013 to 2015. Mr. Poole is a certified public accountant and has a Bachelor of Accountancy from Mississippi College.

The Company has not entered into any material plan, contract or arrangement to which Mr. Poole is a party or in which he participates in connection with his appointment as Chief Accounting Officer. In the event of such a material plan, contract or arrangement, the Company will file an amendment to this report within four business days thereof. There is no family relationship between Mr. Poole and any other director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. There are no transactions between the Company and Mr. Poole that are reportable pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2021	SPIRIT OF TEXAS BANCSHARES, INC.

	By:	/s/ Allison Johnson
	Name:	Allison Johnson
	Title:	Executive Vice President and Chief Financial Officer